EXHIBIT 10.80
SECOND AMENDMENT TO TERM LOAN AGREEMENT

This SECOND AMENDMENT TO TERM LOAN AGREEMENT ("Amendment") is entered into effective January 23, 2015, between TDG OPERATIONS, LLC, a Georgia limited liability company ("Borrower"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national bank association ("Lender").

PRELIMINARY STATEMENTS
Borrower and Lender are parties to a Term Loan Agreement dated November 7, 2014, as previously amended (the "Agreement"). Pursuant to the Agreement, Lender made Loans to Borrower in the principal amounts of: (i) $4,000,000 as evidenced by a Term Note in that principal amount dated November 7, 2014, payable by Borrower to Lender ; and (ii) $4,330,000 as evidenced by a Term Note (Second Loan) in that principal amount dated November 7, 2014, payable by Borrower to Lender.
Borrower has requested that Lender make an additional loan to Borrower in the principal amount of $6,290,000 (the "2015 Loan") in order to refinance facilities owned by Borrower in Saraland, Alabama, and Lender has agreed to make that 2015 Loan subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the 2015 Loan, the premises above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Amendments.

(a)Lender agrees to make the 2015 Loan to Borrower subject to the terms and conditions of this Amendment.

(b)The 2015 Loan shall constitute a "Loan" for all purposes of the Agreement and shall be entitled to the benefits and security of the Agreement and the other Loan Documents including, without limitation, the security interests, liens and other encumbrances created by the Security Documents.

(c)The Guarantors are entering into a Second Amendment to Guaranty Agreement on even date herewith to confirm that the 2015 Loan is also guaranteed pursuant to the Guaranty.

(d)The definition of the term "Deed to Secure Debt" in Article 1 of the Agreement is amended to read as follows:
1.3    Deed to Secure Debt. The following: (i) the Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated November 7, 2014 from Borrower to Lender as amended, encumbering Borrower's Premises in Adairsville, Georgia, and securing repayment of the Obligations and the other indebtedness, obligations and liabilities described therein; (ii) the Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated January 23, 2015 from Borrower to Lender encumbering Borrower's Premises in Saraland, Alabama, and securing repayment of the Obligations and the other indebtedness, obligations and liabilities described therein; (iii) all other mortgages, deeds of trust, deeds to secure debt and other agreements and documents at any time executed by Borrower or any other Person in favor of Lender which secures the Obligations; and (iv) all amendments and restatements of any of the foregoing.
(e)References in the Agreement to the "Project" shall mean any Project. At the time of this Amendment, the Projects are the ones located in Adairsville, Georgia, and Saraland, Alabama, on the Land more particularly described on Exhibit A attached to this Amendment.

(f)Exhibit A attached to the Agreement (describing the Land) is replaced by Exhibit A attached to this Amendment. The parties agree that the term "Land" shall include all of the real property described on Exhibit A attached to this Amendment.

(g)The definition of the term "Improvements" in Article 1 of the Agreement is amended to read as follows:
1.12    Improvements. The existing improvements on any Land together with any future improvements located on any Land.
(h)The definition of term "Loans" in Article 1 of the Agreement is amended to read as follows:

1.17    Loan(s). The following: (i) the loan from Lender to Borrower in the amount of $4,000,000 evidenced by the Note in that amount dated November 7, 2014; (ii) the loan from Lender to Borrower in the amount of $4,330,000 evidenced by the Note in that amount dated November 7, 2014; (iii) the loan from Lender to Borrower in the amount of $6,290,000 evidenced by the Note in that amount dated January 23, 2015; and (iv) any other loans made by Lender to Borrower pursuant to this Agreement (as from time to time amended), which loans may be evidenced by the Notes. The terms of the Loans are provided for herein and in the Notes and the other Loan Documents.
(i)The 2015 Loan shall be further evidenced by Term Note (Third Loan) in the principal amount of $6,290,000 dated the date hereof payable by Borrower to Lender. That Term Note (Third Loan) shall constitute a "Note" for all purposes of the Agreement. To further confirm that intent, the definition of the term "Notes" in Article 1 of the Agreement is amended to read as follows:

1.21    Note(s). The following: (i) Term Note dated November 7, 2014 from Borrower to Lender in the principal amount of $4,000,000; (ii) Term Note dated November 7, 2014, from Borrower to Lender in the principal amount of $4,330,000; (iii) Term Note dated January 23, 2015 from Borrower to Lender in the principal amount of $6,290,000; (iv) any other promissory notes or instruments at any time payable by Borrower to Lender in connection with Loans made under this Agreement (as amended from time to time); and (vi) all amendments and restatements of any of the foregoing.
(j)Section 1.28 of the Agreement is amended to read as follows:

1.28    Title Insurance Agents.
Contact Information:    Metropolitan Title Agency, Inc.
Attn: John Cripe
1820 The Exchange, Suite 550
Atlanta, Georgia 30309
Telephone: (770) 933-0073

Surety Land Title, Inc.
5909 Airport Boulevard
Mobile, Alabama 36608
Attn: Cindy Barton
Telephone: (251) 343-4200

(k)Section 1.30 of the Agreement is amended to read as follows:
1.30    Title Insurance Company. Chicago Title Insurance Company.

(l)In connection with Section 2.1 of the Agreement, Borrower agrees that the 2015 Loan shall be used to refinance the Project in Saraland, Alabama, and for operating capital and for no other purpose. The 2015 Loan is for commercial purposes.

(m)The date "September 30, 2014" is inserted in Section 2.3 of the Agreement immediately after the date "June 30, 2014."

(n)The phrase "the Closing Date" in Section 2.9 of the Agreement is amended to read, "January 23, 2015."

(o)The parties acknowledge their intent that all Loans (including the Loans evidenced by the Term Note in the principal amount of $4,000,000 dated November 7, 2014, the Term Note (Second Loan) in the principal amount of $4,330,000 dated November 7, 2014, and the Term Note (Third Loan) in the principal amount of $6,290,000) be fully cross-defaulted and cross-collateralized. If no Default has occurred, and no event which with notice or lapse of time may constitute a Default exists, then:

(i)
Upon the payment in full of the Term Note in the principal amount of $4,000,000 and the Term Note (Second Loan) in the principal amount of $4,330,000, and the payment of all other indebtedness, obligations and liabilities under the Loan Documents relating to the Project in Adairsville, Georgia, Lender shall release the Deed to Secure Debt encumbering the Project located in Adairsville, Georgia and shall release that Project from all of the other Security Documents and other Loan Documents; and

(ii)
Upon the payment in full of the Term Note (Third Loan) in the principal amount of $6,290,000 and the payment of all other indebtedness, obligations and liabilities under the Loan Documents relating to the Project in Saraland, Alabama, Lender shall release the Deed to Secure Debt encumbering the Project located in Saraland, Alabama and shall release that Project from all of the other Security Deed documents and other Loan Documents.

2.Miscellaneous. Except as modified herein, the Agreement remains in full force and effect. By their joinder below, Guarantors specifically agree to the terms of this Amendment and waive all impairment of recourse, impairment of collateral, and other suretyship defenses generally that may otherwise exist in connection with this Amendment or the 2015 Loan. Borrower and Guarantors reaffirm as of the date hereof all of the representations and warranties contained in the Agreement (as amended previously), the Guaranty and the other Loan Documents, and represent and warrant to Lender that all of such representations and warranties are true and correct on the date of this Amendment. Borrower and Guarantors represent and warrant that no Default has occurred, and that no event exists which with notice or lapse of time may constitute a Default. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee. The terms of the Agreement and the other Loan Documents are incorporated by reference herein. Capitalized terms used herein that are not otherwise defined have the meanings given them in the Agreement. This Amendment may be executed in separate counterparts, all of which constitute one and the same Amendment.

WAIVER OF JURY TRIAL. BORROWER AND LENDER (AND BY THEIR JOINDER, GUARANTORS) HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT AND TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER, LENDER AND GUARANTORS EACH REPRESENT TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

(Signature page attached)

IN WITNESS WHEREOF, the parties executed this Amendment as of the date first above written.

BORROWER:

TDG OPERATIONS, LLC

By:    /s/ Jon A. Faulkner
Name: Jon A. Faulkner
Title: President

LENDER:

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION

By:    /s/ Sybil H. Weldon
Name: Sybil H. Weldon
Title: Senior Vice President & Manager

The undersigned Guarantors join in the execution of this Agreement for the purposes of agreeing to the representations, covenants and agreements applicable to them:

GUARANTORS:

THE DIXIE GROUP, INC.

By:    /s/ Jon A. Faulkner
Name: Jon A. Faulkner
Title: Vice President & CFO

C-KNIT APPAREL, INC.

By:    /s/ Jon A. Faulkner
Name: Jon A. Faulkner
Title: President

CANDLEWICK YARNS, LLC

By:    /s/ Jon A. Faulkner
Name: Jon A. Faulkner
Title: President

FABRICA INTERNATIONAL, INC.

By:    /s/ Jon A. Faulkner
Name: Jon A. Faulkner
Title: President

EXHIBIT A - LAND
LEGAL DESCRIPTION
PROJECT LOCATED IN ADAIRSVILLE, GEORGIA
All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Adairsville, County of Bartow, State of Georgia.
All that tract or parcel of land lying and being in The City of Adairsville in Land Lot 199 of the 15th District and 3rd Section of Barlow County, Georgia containing 17.480 acres and being more particularly described as follows:
To find the Point of Beginning, commence at the intersection of the North right-of-way of Martin Luther King, Jr., Drive formerly Mitchell Road (50' R/W) with the line dividing Land Lots 199 and 222 of said district;
THENCE South 86 degrees 49 minutes 48 seconds West for a distance of 80.09 feet along the North right-of-way of Martin Luther King, Jr., Drive to a point;
THENCE North 87 degrees 21 minutes 11 seconds West for a distance of 150.01 feet along said North right-of-way to a point;
THENCE North 87 degrees 21 minutes 11 seconds West for a distance of 174.90 feet along said North right-of-way to an iron pin found at the intersection of said North right-of-way with the West right-of-way of Princeton Boulevard (100' R/W) and THE POINT OF BEGINNING.
THENCE from The Point of Beginning thus established run North 87 degrees 25 minutes 38 seconds West for a distance of 291.24 feet along the North right-of-way of Martin Luther King, Jr., Drive to a point;
THENCE North 86 degrees 44 minutes 00 seconds West for a distance of 227.19 feet along said North right-of-way to a point;
THENCE North 87 degrees 22 minutes 40 seconds West for a distance of 150.02 feet along said North right-of-way to a point;
THENCE North 88 degrees 18 minutes 17 seconds West for a distance of 181.10 feet along said North right-of-way to a point;
THENCE North 87 degrees 42 minutes 10 seconds West for a distance of 340.44 feet along said North right-of-way to an iron pin found;
THENCE North 00 degrees 48 minutes 25 seconds East for a distance of 730.96 feet leaving said North right-of-way to an iron pin found;
THENCE South 66 degrees 20 minutes 25 seconds East for a distance of 585.15 feet to an iron pin placed;
THENCE North 51 degrees 57 minutes 18 seconds East for a distance of 465.70 feet to an iron pin placed on the West right-of-way of Princeton Boulevard;
THENCE South 38 degrees 49 minutes 08 seconds East for a distance of 246.85 feet along the West right-of-way of Princeton Boulevard to an iron pin found;
THENCE along a curve to the right having a radius of 556.7 feet and an arc length of 380.73 feet, being subtended by a chord of South 19 degrees 13 minutes 20 seconds East for a distance of 373.36 feet along said West right-of-way to an iron pin found;

THENCE South 00 degrees 22 minutes 07 seconds West for a distance of 290.10 feet along said right-of-way to an iron pin found at the intersection of said West right-of-way with the North right-of-way of Martin Luther King, Jr., Drive and THE POINT OF BEGINNING.

PROJECT LOCATED IN SARALAND, ALABAMA:
That real property situated in the County of Mobile, State of Alabama, described as follows, to-wit:
Beginning at the Southwest corner of Block "2" of Jacintoport, Unit One, Section "A", as recorded in Map Book 21, Page 93 of the Probate Court Records, Mobile County, Alabama, said point being on the North right of way line of Jacintoport Boulevard, thence run South 86 degrees 40 minutes East along the Southern boundary of said Block "2" and said North line of Jacintoport Boulevard a distance of 615.34 feet to the intersection with the West right of way line of Bill Myles Drive West, said point being the P.C. of a curve to the left having a central angle of 87 degrees 43 minutes 35 seconds and a radius of 50 feet; thence along the Eastern boundary of said Block "2" and said West line of Bill Myles Drive West run Northeastwardly along the arc of said curve 76.63 feet: to the P.T. of said curve; thence continuing along said Eastern boundary of said Block "2" and said West line of Bill Myles Drive West run North 05 degrees 33 minutes 36 seconds East 1077.33 feet to a point; thence run North 86 degrees 37 minutes 29 seconds West 663.59 feet to a point on the Western boundary of said Block "2" said point also being on the East right of way line of a 100 foot Southern Railway right of way; thence run South 05 degrees 33 minutes 01 seconds West along said Western boundary of Block "2" and said East line of Southern Railway right of way a distance of 1125.94 feet to the point of beginning.